Exhibit 99.2




                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation, a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended May 25, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: July 21, 2003
                                        \s\ Brian L. Halla
                                        ------------------
                                        Brian L. Halla
                                        President and Chief Executive Officer

     This certification is being furnished pursuant to Rule 13a-14(b) of the Exchange Act of 1934, as amended (the "Exchange Act"), as the same shall be applicable to a Form 10-K due on or after August 14, 2003. This certification shall not be deemed "filed" for any purpose under the federal securities laws, including Section 18 of the Exchange Act. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

     A signed original of this written statement required by section 906 has been provided to National Semiconductor Corporation and will be retained by National Semiconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

     Pursuant to 18 U.S.C Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of National Semiconductor Corporation, a Delaware corporation (the "Company") hereby certifies, to such officer's knowledge, that:

     (i) the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended May 25, 2003 (the "Report") fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

     (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: July 21, 2003
                                        \s\ Lewis Chew
                                        --------------
                                        Lewis Chew
                                        Senior Vice President, Finance and
                                        Chief Financial Officer

     This certification is being furnished pursuant to Rule 13a-14(b) of the Exchange Act of 1934, as amended (the "Exchange Act"), as the same shall be applicable to a Form 10-K due on or after August 14, 2003. This certification shall not be deemed "filed" for any purpose under the federal securities laws, including Section 18 of the Exchange Act. This certification shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act.

     A signed original of this written statement required by section 906 has been provided to National Semiconductor Corporation and will be retained by National Semiconductor Corporation and furnished to the Securities and Exchange Commission or its staff upon request.